UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003


                            BrandPartners Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                        0-16530               13-3236325
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

        777 Third Avenue, New York, NY                             10017
        (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (212) 446-0200

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

            99.1 Registrant's press release dated March 31, 2003 announcing earnings for year and quarter ended December 31, 2002, and election of two new directors.

Item 9. Regulation FD Disclosure and Results of Operations and Financial Condition.

      Pursuant to Securities and Exchange Commission Final Rule: Filing Guidance Related to: Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods (Release Nos. 33-8216, IC-25983, FR-69, File Nos. S7-43-02 and S7-44-02), the following information is furnished under Items 9 and 12: On March 31, 2003, the Registrant issued a press release announcing its financial and operation results for the quarter and year ended December 31, 2002, and the election of Chet Borgida and Anthony van Daalen to the Registrant's Board of Directors. A copy of the press release is attached as
Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2003                   BRANDPARTNERS GROUP, INC.

                                       By: /s/ Edward T. Stolarski
                                           -------------------------------------
                                           Name:  Edward T. Stolarski
                                           Title: Chief Executive Officer